OMB APPROVAL

OMB Number:	3235-0059
Expires:	July 31, 2004
Estimated average burden hours per response	14.73

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NORD PACIFIC LIMITED

(Name of Registrant as Specified In Its Charter)

NORD RESOURCES CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

     On December 30, 2002, Nord Resources Corporation called an annual meeting of the shareholders of Nord Pacific Limited, a New Brunswick corporation, and authorized the distribution to shareholders of Nord Pacific Limited of a notice regarding the meeting. The text of the notice follows:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
NORD PACIFIC LIMITED
TO BE HELD FEBRUARY 15, 2003

TO: The shareholders of NORD PACIFIC LIMITED

     Notice hereby is given that an annual meeting of the shareholders of Nord Pacific Limited (the “Corporation”) will be held at the Sheraton Old Town, 800 Rio Grande Blvd. NW, Albuquerque, New Mexico, 87104 on February 15, 2003, at 1:00 p.m. (M.S.T.).

     The purpose of the meeting is to elect directors and to transact such other business as may properly come before an annual meeting.

     The close of business of December 30, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of the annual meeting and any adjournment thereof.

     The annual meeting has been called by Nord Resources Corporation (“Nord Resources”), a shareholder of the Corporation, pursuant to Section 96(4) of the New Brunswick Business Corporations Act. Nord Resources holds 3,697,561 shares of the common stock of the Corporation.

     This Notice will be followed by a proxy solicitation related to the proposed election, as directors of the Corporation, of persons whose candidacies will be supported by Nord Resources. Participants in the solicitation will include Nord Resources, John F. Champagne, the President and C.E.O. of Nord Resources, and Ronald A. Hirsch, a director of Nord Resources and a shareholder of the Corporation. Nord Resources is the record holder of 3,697,561 shares of the common stock of the Corporation. John F. Champagne is not the record or beneficial owner of any shares of the common stock of the Corporation, but because he is the President of Nord Resources, he may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources. Ronald A. Hirsch, is the record owner of 194,000 shares of the common stock of the Corporation, and, because he is a director of Nord Resources, also may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources.

     THE PROXY SOLICITATION WILL CONSIST OF A PROXY STATEMENT AND A FORM OF PROXY. THESE WILL BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THEN FORWARDED TO YOU. YOU ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN THE PROXY STATEMENT AND FORM OF PROXY HAVE BEEN PREPARED, YOU MAY GET A COPY OF THEM AND OTHER RELEVANT DOCUMENTS, FREE, FROM THE WEBSITE MAINTAINED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE WEBSITE ADDRESS IS www.sec.gov. THE PROXY STATEMENT AND FORM OF

News Release

PROXY ALSO MAY BE OBTAINED FREE FROM NORD RESOURCES CORPORATION BY REQUEST DIRECTED TO NORD RESOURCES CORPORATION, P.O. BOX 384, DRAGOON, ARIZONA, USA, 85609, TELEPHONE (520) 586-2241, FAX (520) 586-7020.

Dated: December 31, 2002.

NORD RESOURCES CORPORATION, in its capacity as a shareholder of NORD PACIFIC LIMITED

/s/ John F. Champagne
By: John F. Champagne, President

     On December 31, 2002, Nord Resources Corporation released a press release relating to its call of the annual meeting of the shareholders of Nord Pacific Limited, and its filing, along with Ronald A. Hirsch, of a shareholders’ derivative action against the current directors of Nord Pacific Limited. The text of the press release follows:

Nord Resources Corporation
PO Box 384, Dragoon, AZ 85609
Tel: (520) 586-2241 Fax: (520) 586-7020

FOR IMMEDIATE RELEASE

News Release

Nord Resources Corporation
Calls Annual Meeting of Shareholders of Nord Pacific Limited and
Files Shareholders’ Derivative Action Against Directors of Nord Pacific Limited

     Dragoon, AZ (December 31, 2002) — Nord Resources Corporation (OTCBB: NRDS) announced that it has called an annual meeting of the shareholders of Nord Pacific Limited, a New Brunswick corporation, pursuant to Section 96(4) of the New Brunswick Business Corporations Act. Nord Resources Corporation holds 3,697,561 shares of the common stock of Nord Pacific Limited. The shareholders meeting will be held at the Sheraton Old Town, 800 Rio Grande Blvd. NW, Albuquerque, New Mexico, 87104 on February 15, 2003, at 1:00 p.m. (M.S.T.).

     Nord Resources Corporation also announced that it and Ronald A. Hirsch have filed a shareholders’ derivative action against the current directors of Nord Pacific Limited, a New Brunswick corporation. Nord Resources Corporation and Ronald A. Hirsch, respectively, hold 3,697,561 and 194,000 shares of the common stock of Nord Pacific Limited. The derivative action seeks restraining orders, damages for the directors’ alleged breach of fiduciary duties, and the rescission of certain transactions and agreements.

     The action has been filed in the Second Judicial District Court for the County of Bernalillo, State of New Mexico, as Cause No.
CV-2002 09148 and is styled “Nord Resources Corporation and Ronald A. Hirsch, on behalf of Nord Pacific Limited, vs. Mark R. Welch, Lucille Lansing, John B. Roberts, a/k/a John L. Roberts, individually and as directors of Nord Pacific Limited”.

     A copy of the “Notice of Annual Meeting of Shareholders of Nord Pacific Limited to be Held February 15, 2003” is posted on Nord Resources’ website: www.nordresources.com.

     A proxy related to the proposed election, as directors of the Corporation, of persons whose candidacies will be supported by Nord Resources, will be solicited in connection with the shareholders’ meeting. Participants in the solicitation will include Nord Resources, John F. Champagne, the President and C.E.O. of Nord Resources, and Ronald A. Hirsch, a director of Nord Resources and a shareholder of the Corporation. Nord Resources is the record holder of 3,697,561 shares of the common stock of the Corporation. John F. Champagne is not the record or beneficial owner of any shares of the common stock of the Corporation, but because he is the President of Nord Resources, he may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources. Ronald A. Hirsch, is the record owner of 194,000 shares of the common stock of the Corporation, and, because he is a director of Nord Resources, also may be deemed to be the beneficial owner of all shares of the common stock held by Nord Resources.

     THE PROXY SOLICITATION WILL CONSIST OF A PROXY STATEMENT AND A FORM OF PROXY. THESE WILL BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THEN FORWARDED TO SHAREHOLDERS. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN THE PROXY STATEMENT AND FORM OF PROXY HAVE BEEN PREPARED, SHAREHOLDERS MAY OBTAIN A COPY OF THEM AND OTHER RELEVANT DOCUMENTS, FREE, FROM THE WEBSITE MAINTAINED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE WEBSITE ADDRESS IS www.sec.gov. THE PROXY STATEMENT AND FORM OF PROXY ALSO MAY BE OBTAINED FREE FROM NORD RESOURCES CORPORATION BY REQUEST DIRECTED TO NORD RESOURCES CORPORATION, P.O. BOX 384, DRAGOON, ARIZONA, USA, 85609, TELEPHONE (520) 586-2241, FAX (520) 586-7020.

Statements in this press release regarding Nord Resources Corporation and its business that are not historical facts, including those related to the proxy solicitation, are “forward-looking statements”. These forward-looking statements involve risks and uncertainties and their accuracy cannot be guaranteed.

###

CONTACT:	John Champagne Phone: (520) 586-2241